                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on
Form S-8 (Form S-8 No. 333-00000) of our report dated March 14, 2005, with respect to the consolidated financial statements and schedule of G-III Apparel
Group, Ltd., included in its Annual Report (Form 10-K) for the year ended
January 31, 2005 filed with the Securities and Exchange Commission.

                                              /s/ Ernst & Young LLP

New York, New York
June 13, 2005